UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 4, 2006

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin		54755
(Address of principal executive offices)		(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 4, 2006, Marten Transport, Ltd.’s (the “Company’s”) Compensation Committee approved a 10% increase to the base salary, retroactive to April 1, 2006, for the Company’s “named executive officers” (defined in Regulation S-K Item 402(a)(3)), except for James J. Hinnendael, the Company’s Chief Financial Officer. Effective April 1, 2006, the named executive officers are scheduled to receive the following annual base salaries in their current positions:

Name and Current Position	Base Salary

Randolph L. Marten (Chairman, President and Chief Executive Officer)	$440,000

James J. Hinnendael (Chief Financial Officer)	$175,000

Robert G. Smith (Chief Operating Officer)	$221,753

Timothy P. Nash (Executive Vice President of Sales and Marketing)	$221,753

Donald J. Hinson (Vice President of Operations)	$175,049

Item 9.01. Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Not Applicable.

(b)         Pro Forma Financial Information.

Not Applicable.

(c)          Exhibits.

Exhibit No.	Description

10.1	Named Executive Officers’ Compensation Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: May 10, 2006	By	/s/ James J. Hinnendael
James J. Hinnendael
Its: Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Named Executive Officers’ Compensation Summary.